EXHIIT 10.03-01

AMENDMENT NO. 1

TO THE

ANPP HIGH VOLTAGE SWITCHYARD

PARTICIPATION AGREEMENT

EXECUTION COPY
November 20, 1986

AMENDMENT NO. 1

TO THE

ANPP HIGH VOLTAGE SWITCHYARD

PARTICIPATION AGREEMENT

1.
PARTIES: The Parties to this Amendment No. 1 to the ANPP High Voltage Switchyard Participation Agreement (Amendment No. 1) are: ARIZONA PUBLIC SERVICE COMPANY, a corporation organized and existing under and by virtue of the laws of the State of Arizona, hereinafter referred to as “Arizona”, SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an agricultural improvement district organized and existing under and by virtue of the laws of the State of Arizona, hereinafter referred to as “Salt River Project”, PUBLIC SERVICE COMPANY OF NEW MEXICO, a corporation organized and existing under and by virtue of the laws of the State of New Mexico, hereinafter referred to as “PNM”, EL PASO ELECTRIC COMPANY, a corporation organized and existing under and by virtue of the laws of the State of Texas, hereinafter referred to as “El Paso”, SOUTHERN CALIFORNIA EDISON, a corporation organized and existing under and by virtue of the laws of the State of California, hereinafter referred to as “Edison”, SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY, a public entity organized and existing under and by virtue of the laws of the state of California, doing business in the State of Arizona as Southern California Public Power Authority Association, hereinafter referred to as “SCPPA”; and DEPARTMENT OF WATER AND POWER OF THE CITY OF LOS ANGELES, a municipal corporation of the State of California, hereinafter referred to as “LADWP”; hereinafter referred to singularly as “Participant” or collectively as “Participants”.

2.	EFFECTIVE DATE: This Amendment No. 1 shall become effective when executed by all Participants.

3.	RECITALS:

3.1
Pursuant to the Salt River Project - Authority/Palo Verde Nuclear Generating Station Assignment Agreement, by and between Salt River Project and SCPPA, dated August 14, 1981, and amended by Amendment No. 1 dated April 26, 1983, Salt River Project assigned and transferred to SCPPA an undivided 5.56% interest in the ANPP High Voltage Switchyard. SCPPA has accepted said assignment and transfer and has become, and assumed the rights and obligations of, a Participant in the ANPP High Voltage Switchyard to the extent of SCPPA’s interest therein. The Participants desire to amend the ANPP High Voltage Switchyard Participation Agreement to reflect Salt River Project’s assignment and transfer of an undivided 5.56% interest in the ANPP High Voltage Switchyard to SCPPA.

3.2
Pursuant to the Salt River Project-Los Angeles Palo Verde Station Assignment Agreement, dated January 29, 1986, by and between Salt River Project and LADWP, on January 29, 1986, Salt River Project assigned and transferred to LADWP an undivided 5.7% interest in the generation side of the ANPP High Voltage Switchyard. LADWP has accepted said assignment and transfer and has become, and assumed the rights and obligations of, a Participant in the ANPP High Voltage Switchyard to the extent of LADWP’s interest therein. The Participants desire to amend the ANPP High Voltage Switchyard Participation Agreement to reflect Salt River Project’s assignment and transfer of an undivided 5.7% interest in the generation side of the ANPP High Voltage Switchyard to LADWP.

3.3
Arizona, Salt River Project, PNM and El Paso have executed Amendment No. 1 dated August 4, 1982 to the ANPP Valley Transmission System Participation Agreement which provides the terms and conditions for the ownership, construction, operation, maintenance and capital improvements associated with the second Palo Verde-Westwing 500kV transmission line. The Participants desire to amend the ANPP High Voltage Switchyard Agreement to provide for the termination of the second Palo Verde-Westwing 500kV transmission line in Bay No. 3 of the ANPP High Voltage Switchyard.

4.	AGREEMENT: The Participants agree that the ANPP High Voltage Switchyard Participation Agreement be and is hereby amended as follows:

4.1	Section 2.4 shall be deleted in its entirety and rewritten as “(reserved)”.

4.2	Section 4.4 shall be deleted in its entirety and a new Section 4.4 shall be added as follows:
“4.4 ANPP High Voltage Switchyard: Those facilities to be constructed and operated for the Participants herein, consisting generally of a breaker-and-a-half scheme comprising the termination facilities for the Transmission System, Edison’s Palo Verde-Devers 500kV transmission line, the start-up transformer high voltage leads, and the generator step-up transformer high voltage leads, including, but not limited to, the high voltage buses, structures, power circuit breakers, disconnect switches, control building, switchyard auxiliary and protection systems and fencing, all as more particularly described in Appendix A hereto, and sometimes referred to herein as the High Voltage Switchyard.”

4.3	Section 4.23 shall be deleted in its entirety and a new Section 4.23 shall be added as follows:

“4.23 Generation Entitlement Share: The percentage ownership interest of each Participant in ANPP Units 1, 2 and 3. Each Participants’ Generation Entitlement share is as follows:

4.23.1	Arizona	= 29.10%
4.23.2	Salt River Project	= 17.49%
4.23.3	PNM	= 10.20%
4.23.4	El Paso	= 15.80%
4.23.5	Edison	= 15.80%
4.23.6	SCPPA	= 5.91%
4.23.7	LADWP	= 5.70%”

4.4	Section 4.32 shall be deleted in its entirety and rewritten as “(reserved)”.

4.5	Section 4.40 shall be deleted in its entirety and a new Section 4.40 shall be added as follows:

“4.40 Transmission System: The following transmission facilities, including associated land and land rights, as described in Appendix A of the ANPP Valley Transmission System Participation Agreement, to be constructed and operated by the Participants except Edison, SCPPA and LADWP: (i) the first Palo Verde-Westwing 500kV line; (ii) the second Palo Verde-Westwing 500kV line; (iii) the Palo Verde-Kyrene 500kV line; (iv) the Westwing

500kV Switchyard expansion; (v) the Westwing 230kV Switchyard expansion; and (vi) the existing Kyrene 230kV Switchyard expansion and new Kyrene 230kV Switchyard.”

4.6	Section 4.42 shall be deleted in its entirety and new Section 4.42 shall be added as follows:

“4.42 Willful Action:

4.42.1
Action taken or not taken by a Participant (including the Operating Agent), at the direction of its directors, members of its governing bodies, officers or employees having management or administrative responsibility affecting its performance under any of the Project Agreements, which action is knowingly or intentionally taken or not taken with conscious indifference to the consequences thereof or with intent that injury or damage would result or would probably result therefrom.

4.42.2	Action taken or not taken by a Participant (including the Operating Agent), at the direction of its directors, members of its governing bodies, officers or employees having management or administrative responsibility affecting its performance under any of the Project Agreements, which action has been determined by final arbitration award or final judgment or judicial decree to be a material default under any of the Project Agreements and which action occurs or continues beyond the time specified in such arbitration award or judgment or judicial decree for curing such default or, if no time to cure is specified therein, occurs or continues beyond a reasonable time to cure such default.

4.42.3
Action taken or not taken by a Participant (including the Operating Agent), at the direction of its directors, members of its governing bodies, officers or employees having management or administrative responsibility affecting its performance under any of the Project Agreements, which action is knowingly or intentionally taken or not taken with the knowledge that such action taken or not taken is a material default under any of the Project Agreements.

4.42.4
The phrase ‘employees having management or administrative responsibility’ as used in this Section 4.42 means employees of a participant who are responsible for one or more of the executive functions of planning, organizing, coordinating, directing, controlling, and supervising such Participant’s performance under any of the Project Agreements; provided however, that, with respect to employees of the Operating Agent acting in its capacity as such and not in its capacity as a Participant, such phrase shall refer only to (i) the senior employee of the Operating Agent who is responsible for the operation of the High Voltage Switchyard and (ii) anyone in the organizational structure of the Operating Agent between such senior employee and an officer.

4.42.5	Willful Action does not include any act or failure to act which is merely involuntary, accidental or negligent.”

4.7	Section 6.1 shall be deleted in its entirety and a new section 6.1 shall be added as follows:

“6.1	Under normal operating conditions, each Participant shall have the firm right to use Capacity in the High Voltage Switchyard as follows:

6.1.1
To transmit its Generation Entitlement Share of ANPP Power and Energy, or to substitute said Power and Energy without regard to origin, source or ownership of such substituted Power and Energy, through the components of the High Voltage Switchyard; and

6.1.2	To transmit Power and Energy through the components of the High Voltage Switchyard up to an amount equal to such Participant’s transmission rights in the

Transmission System and the Palo Verde-Devers 500kV Line, less the amount transmitted by it under Section 6.1.1 hereof.”

4.8	Section 6.5 shall be deleted in its entirety and rewritten as “(reserved)”.

4.9	Section 7.1.2 shall be deleted in its entirety and a new Section 7.1.2 shall be added as follows:

“7.1.2
It is the intent of the Participants except for Edison, SCPPA, and LADWP, that the representatives appointed to the Administrative, Engineering and Operating, and Auditing Committees established under this Section 7 shall also act as representatives to the Administrative, Engineering and Operating, and Auditing Committees established under the ANPP Valley Transmission System Participation Agreement. It is further intended by the Participants that any obligation or authority granted to said representatives under this Agreement shall only apply to this Agreement and that any obligation or authority granted to such representatives under said ANPP Valley Transmission

System Participation Agreement shall only apply to said ANPP Valley Transmission System Participation Agreement.”

4.10	Section 13.3 shall be deleted in its entirety and a new Section 13.3 shall be added as follows:

“13.3
Upon execution of this Participation Agreement or any appropriate amendment hereto, all costs incurred prior to such execution by the Project Manager for Construction Work hereunder shall be reallocated among the Participants hereunder in proportion to the Participants’ Ownership Responsibility.”

4.11	Section 41.1 shall be deleted in its entirety and a new Section 41.1 shall be added as follows:

“41.1
Except as set forth in Section 41.2 hereof, any notice, demand or request provided for in this Participation Agreement or any other Project Agreement shall be in writing and shall be deemed properly served, given or made if delivered in person or sent by registered or certified mail, postage prepaid, to the persons specified below:

Arizona Public Service Company
c/o Secretary
P. O. Box 53999
Phoenix, Arizona 85072-3999

Salt River Project Agricultural Improvement and Power District
c/o Secretary
P. O. Box 52025
Phoenix, Arizona 85072-2025

Public Service Co. of New Mexico
c/o Secretary
Alvarado Square
Albuquerque, New Mexico 87158

El Paso Electric Company
c/o Secretary
P. O. Box 982
El Paso, Texas 79960

Southern California Edison
c/o Secretary
P. O. Box 800
Rosemead, California 91770

Southern California Public Power Authority
c/o Executive Director
613 East Broadway, Room 300
Glendale, California 91205

The Department of Water & Power of the City of Los Angeles
c/o Assistant General Manager-Power
P. O. Box 111
Los Angeles, CA 90051”

4.12	Appendix A shall be deleted in its entirety and a new Appendix A shall be attached:

APPENDIX A

DESCRIPTION OF ANPP HIGH VOLTAGE SWITCHYARD

The ANPP High Voltage Switchyard will be located adjacent to ANPP Generating Units 1, 2 and 3 and will be designed and constructed as a breaker-and-a-half bus scheme as shown on Page A-3 hereof. Terminations provided for in the ANPP High Voltage Switchyard include the following:

1.    Westwing 500kV Transmission Line 1

2.    Westwing 500kV Transmission Line 2

3.    Unit #1 start-up transformer

4.    Unit #1 generator step-up transformer

5.    Kyrene 500kV Transmission Line

6.    Unit #2 start-up transformer

7.    Devers 500kV Transmission Line

8.    Unit #2 generator step-up transformer

9.    Unit #3 start-up transformer

10.    Unit #3 generator step-up transformer

In addition to the ten items listed, termination space is available in bays 1, 7, and any future bays.

Common facilities for the ANPP High Voltage Switchyard will include, but will not be limited to, site preparation including grading and fill, fencing, grounding system, station lighting, auxiliary power system, trench and conduit, control building facilities, oscillograph, supervisory and telemetering system and alarm system.

Each 500kV termination, 500kV power circuit breaker and 500kV bus will be provided with an appropriate protection system.

Space will be provided for series and shunt compensation on transmission lines requiring this type of equipment.

ANPP HIGH VOLTAGE SWITCHYARD

*	NOTE 1 -	THE PALO VERDE - NORTH GILA 500KV AND FUTURE DEVERS #2 TRANSMISSION LINE TERMINATIONS ARE NOT PART OF THE ANPP HIGH VOLTAGE SWITCHYARD AGREEMENT

[ILLEGIBLE]	NOTE 2 -	INDICATES FACILITIES NOT YET CONSTRUCTED

LJ 5/6/85

4.13	Appendix B shall be deleted in its entirety and a new Appendix B shall be attached:

APPENDIX B

PARTICIPANTS PERCENTAGE

OWNERSHIP RESPONSIBILITY IN THE ANPP HIGH

VOLTAGE SWITCHYARD

OWNERSHIP RESPONSIBILITY

Arizona	27.41%
Salt River Project	18.78%
El Paso	14.86%
PNM	9.60%
Edison	20.72%
SCPPA	5.56%
LADWP	3.07%

B-1

4.14	Appendix C shall be deleted in its entirety and a new Appendix C shall be attached:

APPENDIX C

CONSTRUCTION SCHEDULE

The construction of the ANPP High Voltage Switchyard will be scheduled so as to permit the 500kV terminations to be in-service as follows:

Termination	Date
First Westwing 500kV Transmission Line	08/15/81
Unit #1 start-up transformer	08/15/81
Unit #1 generator step-up transformer	04/30/82
Devers 500kV Transmission Line	05/01/82
Unit #2 start-up transformer	05/30/82
Kyrene 500kV Transmission Line	11/01/82
Unit #2 generator step-up transformer	01/01/84
Unit #3 start-up transformer	05/30/84
Unit #3 generator step-up transformer	09/01/85
Second Westwing 500kV Transmission Line	06/01/86

5.
EXECUTION BY COUNTERPARTS: This Amendment No. 1 may be executed in any number of counterparts, and upon execution by all Parties, each executed counterpart shall have the same force and effect as an original instrument and as if all Parties had signed the same instrument. Any signature page of this Amendment No. 1 may be detached from any counterpart of this Amendment No. 1 without impairing the legal effect of any signature thereon, and may be attached to another counterpart of this Amendment No. 1 identical in form hereto but having attached to it one or more signature pages.

6.	FULL FORCE AND EFFECT: Except as provided herein, the ANPP High Voltage Switchyard Participation Agreement, as amended by this Amendment No. 1, shall remain in full force and effect.

7.
SIGNATURE CLAUSE: The signatories hereto represent that they have been appropriately authorized to enter into this Amendment No. 1 to the ANPP High Voltage Switchyard participation Agreement on behalf of the Parties for whom they sign. This Amendment No. 1 is hereby executed as of the 20th day of November, 1986.

ARIZONA PUBLIC SERVICE COMPANY

By
DGS
ATTEST AND COUNTERSIGN

By	SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT
By

SOUTHERN CALIFORNIA EDISON COMPANY

By

PUBLIC SERVICE COMPANY OF NEW MEXICO

By

EL PASO ELECTRIC COMPANY

By

ATTEST	SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY, DOING BUSINESS IN THE STATE OF ARIZONA AS SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY ASSOCIATION

By	By

ARIZONA PUBLIC SERVICE COMPANY

By

ATTEST AND COUNTERSIGN

By	SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT
By

SOUTHERN CALIFORNIA EDISON COMPANY

By

PUBLIC SERVICE COMPANY OF NEW MEXICO

By

EL PASO ELECTRIC COMPANY

By

ATTEST	SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY, DOING BUSINESS IN THE STATE OF ARIZONA AS SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY ASSOCIATION

By	By

ARIZONA PUBLIC SERVICE COMPANY

By

ATTEST AND COUNTERSIGN

By	SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT
By

SOUTHERN CALIFORNIA EDISON COMPANY

By

PUBLIC SERVICE COMPANY OF NEW MEXICO

By

EL PASO ELECTRIC COMPANY

By

ATTEST	SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY, DOING BUSINESS IN THE STATE OF ARIZONA AS SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY ASSOCIATION

By	By

ARIZONA PUBLIC SERVICE COMPANY

By

ATTEST AND COUNTERSIGN

By	SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT
By

SOUTHERN CALIFORNIA EDISON COMPANY

By

PUBLIC SERVICE COMPANY OF NEW MEXICO

By

EL PASO ELECTRIC COMPANY

By

ATTEST	SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY, DOING BUSINESS IN THE STATE OF ARIZONA AS SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY ASSOCIATION

By	By

ARIZONA PUBLIC SERVICE COMPANY

By

ATTEST AND COUNTERSIGN

By	SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT
By

SOUTHERN CALIFORNIA EDISON COMPANY

By

PUBLIC SERVICE COMPANY OF NEW MEXICO

By

EL PASO ELECTRIC COMPANY

By
Vice President
ATTEST	SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY, DOING BUSINESS IN THE STATE OF ARIZONA AS SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY ASSOCIATION

By	By

ARIZONA PUBLIC SERVICE COMPANY

By

ATTEST AND COUNTERSIGN

By	SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT
By

SOUTHERN CALIFORNIA EDISON COMPANY

By

PUBLIC SERVICE COMPANY OF NEW MEXICO

By

EL PASO ELECTRIC COMPANY

By

ATTEST	SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY, DOING BUSINESS IN THE STATE OF ARIZONA AS SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY ASSOCIATION

By	By
asst Secretary	President

DEPARTMENT OF WATER AND POWER OF THE CITY OF LOS ANGELES
By		By
CHARLES W. SULLIVAN Assistant City Attorney

STATE OF ARIZONA	)
) ss.
County of Maricopa	)

On this the 25th day of July, 1986, before me, the undersigned Notary Public, personally appeared Russell D. Hulse, who acknowledges himself to be the Vice President of ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation, and that he, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by himself as such Vice President.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public
My Commission Expires:
My Commission Expires April 9, 1980

STATE OF ARIZONA	)
) ss.
County of Maricopa	)

On this the 28th day of August, 1986, before me, the undersigned Notary Public, personally appeared JOHN R. LASSEN and PAUL D. LUKE who acknowledged themselves to be the PRESIDENT and SECRETARY of the SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an agricultural improvement district organized and existing under the laws of the State of Arizona, and that they, as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such PRESIDENT and SECRETARY.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public
My Commission Expires:
April 29, 1987

STATE OF CALIFORNIA	)
) ss.
County of Los Angeles	)

On this the 26th day of August, 1986, before me, the undersigned Notary Public personally appeared G. J. Bjorklund, who acknowledges himself to be the Vice President of SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation, and that he as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by himself as such Vice President.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public
My Commission Expires:
August 19, 1987

STATE OF NEW MEXICO	)
) ss.
County of Bernalillo	)

On this the 18th day of August, 1986, before me, the undersigned Notary Public, personally appeared Jeffry Sterba who acknowledges himself to be the Vice President of PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation, and that he as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the Company by himself, as such Vice President.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public
My Commission Expires:

April 5, 1989

STATE OF TEXAS	)
) ss.
County of El Paso	)

On this the 17th day of July, 1986, before me, the undersigned Notary Public, personally appeared James P. Maloney, who acknowledged himself to be the Vice President of EL PASO ELECTRIC COMPANY, A Texas corporation, and that he as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by himself as such Vice President.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public

My Commission Expires:
7-3-89

STATE OF CALIFORNIA	)
) ss.
County of Los Angeles	)

On this the 20th day of Nov, 1986, before me, the undersigned Notary Public personally appeared Gale A. Drews and Frank Salas, who acknowledged themselves to be the President and asst. sec., of SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY, a California corporation, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by themselves as such President and asst. sec..

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public

My Commission Expires:

STATE OF CALIFORNIA	)
) ss.
County of Los Angeles	)

On this 29th day of October, 1986, before me, the undersigned Notary Public, personally appeared Eldon A. Cotton who acknowledged himself to be the Assistant Chief Engineer - Power of DEPARTMENT OF WATER AND POWER OF THE CITY OF LOS ANGELES, a California municipal corporation, and that he as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by himself as such Assistant Chief Engineer - Power.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

NOTARY PUBLIC

My Commission expires:
November 18, 1988